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POWER OF ATTORNEY                                                EXHIBIT 24.1(B)
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Each of the undersigned, being a director or officer, or both, of GAYLORD
CONTAINER CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint each of Marvin A. Pomerantz and Daniel P. Casey as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Corporation's Form 10-K for the Corporation's 1999 fiscal year and to file same, together with all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the American Stock Exchange and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

SIGNATURE                                                                  TITLE


/s/Marvin A. Pomerantz            Chairman, Chief Executive Officer and Director
--------------------------                         (Principal Executive Officer)
Marvin A. Pomerantz


/s/Daniel P. Casey                                      Executive Vice President
--------------------------                         (Principal Financial Officer)
Daniel P. Casey


/s/Jeffrey B. Park                           Vice President-Corporate Controller
--------------------------                        (Principal Accounting Officer)
Jeffrey B. Park


/s/Mary Sue Coleman                                                     Director
--------------------------
Mary Sue Coleman


/s/Harve A. Ferrill                                                     Director
--------------------------
Harve A. Ferrill


/s/John E. Goodenow                                                     Director
--------------------------
John E. Goodenow


/s/David B. Hawkins                                                     Director
--------------------------
David B. Hawkins


/s/Warren J. Hayford                                                    Director
--------------------------
Warren J. Hayford


/s/Charles S. Johnson                                                   Director
--------------------------
Charles S. Johnson


/s/Jerry W. Kolb                                                        Director
--------------------------
Jerry W. Kolb


/s/Ralph L. MacDonald Jr.                                               Director
--------------------------
Ralph L. MacDonald Jr.


/s/Thomas H. Stoner                                                     Director
--------------------------
Thomas H. Stoner